                                                                    EXHIBIT 99.1

                 SOLECTRON REPORTS STRONG THIRD QUARTER RESULTS

 - SEQUENTIAL REVENUES GROW 5.3%, GROSS MARGINS INCREASE FROM 4.5% TO 5.2% AND CAPITAL STRUCTURE IS STRENGTHENED BY DEBT REDUCTION OF $2 BILLION -

For Immediate Release: June 17, 2004

MILPITAS, Calif. -- Solectron Corporation (NYSE: SLR), a leading provider of electronics manufacturing and integrated supply chain services, today reported sales of $3,040 million in the third quarter of fiscal 2004, up 5.3 percent from $2,887 million in the second quarter and up 29 percent from $2,357 million in the third quarter of last year.

The company reported a GAAP net loss from continuing operations in the third quarter of $65 million, or 8 cents per share, compared with a GAAP net loss from continuing operations of $2,686 million, or $3.24 per share, in the year-earlier quarter. Excluding $6 million in restructuring and impairment charges and $72 million in expenses related to the early settlement of its Adjustable Conversion-Rate Equity Security Units (ACES), Solectron had pro forma net income from continuing operations of $13 million, or 1 cent per share, in the third quarter of fiscal 2004.

"This was a milestone quarter for Solectron," said Mike Cannon, president and chief executive officer. "We are pleased to have returned the company to profitability after an extended period of losses. We improved our performance across the board and we achieved many of our targets one quarter ahead of our committed timeline. I am proud of the progress our global team has made and I am confident our performance will continue to improve."

During the quarter, the company completed the sale of SMART Modular Technologies, Stream International and Kavlico as part of a previously announced plan to divest businesses that are not central to its business strategy. In addition, the company yesterday announced a definitive agreement to sell Force Computers.

                                    - more -

Solectron also continued to strengthen its balance sheet in the quarter, with actions that lowered debt by $1,960 million. The company's debt-to-capitalization ratio at the end of the third quarter was 34 percent, compared with 71 percent at the end of the second quarter. That improvement was achieved through the repurchase of $950 million in zero-coupon senior convertible notes and the early settlement of 94 percent of the company's 7.25 percent ACES.

FOURTH-QUARTER GUIDANCE

Fiscal fourth-quarter guidance is for sales of $3,050 million to $3,200 million, and for pro forma EPS from continuing operations, excluding restructuring and impairment and other unusual items, to range from 3 cents to 5 cents.

PRO FORMA INFORMATION

In addition to disclosing results determined in accordance with generally accepted accounting principles (GAAP), Solectron also discloses non-GAAP results of operations that exclude certain items. By disclosing this pro forma information, management intends to provide investors with additional information to further analyze the company's performance, core results and underlying trends. Management utilizes a measure of net income and earnings per share on a pro forma basis that excludes certain charges to better assess operating performance. Each excluded item is considered to be of a non-operational nature in the applicable period. Earnings guidance is provided only on a pro forma basis due to the inherent difficulty in forecasting. Consistent with industry practice, management has historically applied these measures when discussing earnings or earnings guidance and intends to continue doing so.

Pro forma information is not determined using GAAP; therefore, the information is not necessarily comparable to other companies and should not be used to compare the company's performance over different periods. Pro forma information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of our profitability or liquidity. Users of this financial information should consider the types of events and transactions for which adjustments have been made.

                                    - more -

      RECONCILIATION OF GAAP RESULTS TO PRO FORMA RESULTS FOR Q3 - FY 2004
                  (Dollars in millions, except per-share data)

                                                                                                                 Q3 - FY04
                                                                                             RESTRUCTURING       PRO FORMA
                                                                                             AND IMPAIRMENT       RESULTS
                                                                                               COSTS AND        (EXCLUDING
                                                                                 Q3 - FY04   OTHER UNUSUAL   RESTRUCTURING AND
                                                                               GAAP RESULTS     CHARGES        OTHER CHARGES)
                                                                               ------------  --------------  -----------------
NET SALES                                                                       $ 3,039.9    $            -    $       3,039.9
COST OF SALES                                                                   $ 2,880.7    $            -    $       2,880.7
     GROSS PROFIT                                                               $   159.2    $            -    $         159.2
SG&A AND R&D COSTS                                                              $   103.9    $            -    $         103.9
RESTRUCTURING AND IMPAIRMENT COSTS
AND OTHER UNUSUAL CHARGES                                                       $     5.5    $          5.5    $             -
OPERATING INCOME                                                                $    49.8    $         (5.5)   $          55.3
INTEREST AND OTHER - NET                                                        $  (114.9)   $        (72.4)   $         (42.5)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE              $   (65.1)   $        (77.9)   $          12.8
INCOME TAX EXPENSE                                                              $     0.3    $            -    $           0.3
INCOME (LOSS) FROM CONTINUING OPERATIONS                                        $   (65.4)   $        (77.9)   $          12.5
GAAP AND PRO FORMA BASIC NET INCOME (LOSS) PER SHARE                            $   (0.08)   $        (0.09)   $          0.01
SHARES USED TO COMPUTE GAAP AND PRO FORMA BASIC NET INCOME (LOSS) PER SHARE         868.3                 -              868.3

                                    - more -

                           EARNINGS PER SHARE SUMMARY

                                                           Q3 - FY04      Q2 - FY04     Q3 - FY03
                                                           ---------      ---------     ---------
GAAP BASIC AND DILUTED NET INCOME (LOSS) PER SHARE           $0.02         ($0.08)       ($3.74)
FROM CONTINUING AND DISCONTINUED OPERATIONS

GAAP BASIC AND DILUTED NET INCOME (LOSS) PER SHARE
FROM CONTINUING OPERATIONS                                  ($0.08)        ($0.11)       ($3.24)


                                 ANALYTICAL DATA
                              (Dollars in millions)

                                   Q3 - FY04    Q2 - FY04      Q3 - FY03
                                   ---------    ---------      ---------
NET SALES                           $3,039.9     $2,887.4       $2,357.3

SALES PERCENTAGE BY MARKET
    Communications                      19.3%        18.1%          19.6%
    Networking equipment                21.0%        21.8%          23.6%
    Computing & Storage                 28.9%        30.9%          34.3%
    Consumer products                   19.8%        20.5%          14.1%
    Automotive                           2.8%         2.4%           3.0%
    Industrial(a)                        6.1%         4.7%           3.3%
    Other                                2.1%         1.6%           2.1%

(a) Formerly named the semiconductor & test market

                                 ANALYTICAL DATA


                                   Q3 - FY04    Q2 - FY04   Q3 - FY03
                                   ---------    ---------   ---------
10 PERCENT CUSTOMERS
Nortel Networks                       (b)          (b)        12.8%
Cisco Systems                        12.8%        13.0%       12.0%
NEC                                   (b)         10.2%        (b)

(b) Less than 10%

                                    - more -

                            ASSET MANAGEMENT METRICS

                                     Q3 - FY04    Q2 - FY04   Q3 - FY03
                                     ---------    ---------   ---------
INVENTORY TURNS                         7.5          7.4         6.2
DAYS SALES OUTSTANDING                   47           49          57
CASH-TO-CASH CYCLE (in days)             49           50          66

                        SELECTED FINANCIAL DATA, PRE-TAX
                              (Dollars in millions)

                               Q3 - FY04   Q2 - FY04   Q3 - FY03
                               ---------   ---------   ---------
CAPITAL EXPENDITURES           $   32.8   $   31.7   $   28.1
DEPRECIATION EXPENSE           $   51.0   $   54.1   $   53.5
AMORTIZATION EXPENSE           $    4.7   $    4.7   $    5.8

WEBCAST TO BE HELD TODAY

At 4:30 p.m. EST today, Solectron will hold a conference call to discuss this earnings report. A live Internet broadcast of the call can be joined by going to www.solectron.com. Supplemental financial information related to the conference call will also be available at this Web site location. Following the live broadcast, the archived Webcast will be available at www.solectron.com/investor/events.htm.

In addition, audio replays of the call will be available from two hours following the call through June 24. Call (800) 642-1687 from within the United States or (706) 645-9291 from outside the United States and specify pass code:
7495605.

SAFE HARBOR

This release contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements relate to our financial outlook for the fourth quarter of fiscal 2004 and beyond; the timing and amount of our planned divestitures; and our expectations for continued profitability. These forward-looking statements involve a number of risks and uncertainties, and are based on current expectations, forecasts and assumptions.

                                    - more -

Actual outcomes and results could differ materially. These risks and uncertainties include the prospects for recovery of the economy overall and in the telecommunications and other electronics technology sectors in particular; our ability to continue to win and satisfy customers; our ability to successfully implement our initiatives related to gross margin improvement; the accuracy of our projections of cash flows and capital requirements; whether we will be able to divest certain assets and operations without undue disruption, within the targeted timeframe, for the anticipated sales prices, and under the terms of and conditions presently anticipated; the ability to effectively implement restructuring and cost reduction plans and the timing of such implementations; the risk of price fluctuation; reliance on major customers; fluctuations in operating results; changes in technology; competition; variations in demand forecasts and orders that may give rise to operational challenges such as excess plant, equipment, and materials; risks associated with international sales and operations; interest rate risk; environmental regulations; market risk; segment risk; the ability to retain key personnel; the impact of our outstanding litigation and of other contingent liabilities; and intellectual property rights enforcement.

For a further list and description of risks and uncertainties, see the reports filed by Solectron with the Securities and Exchange Commission, specifically Forms 8-K, 10-K, 10-Q and S-3. Solectron disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed consolidated balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

ABOUT SOLECTRON

Solectron (www.solectron.com) provides a full range of global manufacturing and integrated supply chain management services to the world's premier high-tech electronics companies. Solectron's offerings include new-product design and introduction services, materials management, product manufacturing, and product repair and end-of-life support. The company is based in Milpitas, Calif., and had sales from continuing operations of $9.8 billion in fiscal 2003.

                                       ###

ANALYST CONTACTS:

Perry Hayes, Solectron Corporation, (408) 956-7543 (U.S.), perryhayes@ca.slr.com Tonya Chin, Solectron Corporation, (408) 956-6537 (U.S.), tonyachin@ca.slr.com

MEDIA CONTACT:

Kevin Whalen, Solectron Corporation, (408) 956-6854 (U.S.), kevinwhalen@ca.slr.com

                     SOLECTRON CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                           (U.S. DOLLARS IN MILLIONS)
                                    UNAUDITED

                                                                    MAY 31         AUGUST 31
                                                                     2004             2003
                                                                 ------------     ------------
ASSETS
Current assets:
   Cash, cash equivalents and short-term investments *           $    1,212.1     $    1,515.0
   Accounts receivable, net                                           1,616.4          1,389.1
   Inventories                                                        1,577.2          1,327.3
   Prepaid expenses and other current assets                            143.2            270.3
   Current assets of discontinued operations                            138.6            452.1
                                                                 ------------     ------------
     Total current assets                                             4,687.5          4,953.8
Net property and equipment                                              734.6            781.9
Goodwill                                                                134.6            134.6
Other assets                                                            357.3            396.3
Long-term assets of discontinued operations                              50.9            262.9
                                                                 ------------     ------------
          Total assets                                           $    5,964.9     $    6,529.5
                                                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term debt                                               $       10.5     $      973.8
   Accounts payable                                                   1,532.3          1,266.6
   Accrued employee compensation                                        156.7            161.0
   Accrued expenses                                                     287.8            334.9
   Other current liabilities                                            213.0            164.7
   Current liabilities of discontinued operations                       107.6            333.9
                                                                 ------------     ------------
     Total current liabilities                                        2,307.9          3,234.9
Long-term debt                                                        1,242.5          1,817.6
Other long-term liabilities                                              25.7             32.4
Long-term liabilities of discontinued operations                          6.1             22.6
                                                                 ------------     ------------
          Total liabilities                                           3,582.2          5,107.5
                                                                 ------------     ------------

Stockholders' equity:
   Common stock                                                           0.9              0.8
   Additional paid-in capital                                         7,763.3          6,658.2
   Accumulated deficit                                               (5,207.1)        (5,040.6)
   Accumulated other comprehensive losses                              (174.4)          (196.4)
                                                                 ------------     ------------
     Total stockholders' equity                                       2,382.7          1,422.0
                                                                 ------------     ------------
          Total liabilities and stockholders' equity             $    5,964.9     $    6,529.5
                                                                 ============     ============

* This caption includes $39.2 million and $62.0 million of restricted balances as of May 31, 2004, and August 31, 2003, respectively.

                     SOLECTRON CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                    UNAUDITED

                                                              Three Months Ended May 31          Nine Months Ended May 31
                                                            -----------------------------     -----------------------------
                                                                2004             2003             2004             2003
                                                            ------------     ------------     ------------     ------------
Net sales                                                   $    3,039.9     $    2,357.3     $    8,624.1     $    7,385.0
Cost of sales                                                    2,880.7          2,258.1          8,206.3          7,060.4
                                                            ------------     ------------     ------------     ------------

Gross profit                                                       159.2             99.2            417.8            324.6
Operating expenses:
  Selling, general and administrative                              103.9            138.1            327.8            436.4
  Restructuring and impairment costs                                 5.5          1,981.2            106.1          2,121.6
                                                            ------------     ------------     ------------     ------------

      Operating income (loss)                                       49.8         (2,020.1)           (16.1)        (2,233.4)

Interest income                                                      4.8              6.8             10.8             21.6
Interest expense                                                   (41.8)           (51.4)          (130.1)          (160.4)
Other income (expense)-net                                         (77.9)            (5.4)           (68.6)            46.1
                                                            ------------     ------------     ------------     ------------

Loss from continuing operations before income
    taxes                                                          (65.1)        (2,070.1)          (204.0)        (2,326.1)
Income tax expense                                                   0.3            615.8              3.3            531.0
                                                            ------------     ------------     ------------     ------------

     Net loss from continuing operations                    $      (65.4)    $   (2,685.9)    $     (207.3)    $   (2,857.1)

Discontinued operations:
Income (loss) from discontinued operations                  $       92.8     $     (310.3)    $       50.8     $     (312.5)
Income tax expense                                                   6.1            105.0             10.0            113.3
                                                            ------------     ------------     ------------     ------------
     Income (loss) on discontinued operations                       86.7           (415.3)            40.8           (425.8)

                                                            ------------     ------------     ------------     ------------
     Net income (loss)                                      $       21.3     $   (3,101.2)    $     (166.5)    $   (3,282.9)
                                                            ============     ============     ============     ============

Basic and diluted net income (loss) per share:
Continuing operations                                       $      (0.08)    $      (3.24)    $      (0.25)    $      (3.45)
Discontinued operations                                             0.10            (0.50)            0.05            (0.52)
                                                            ------------     ------------     ------------     ------------
Basic and diluted net income (loss) per share               $       0.02     $      (3.74)    $      (0.20)    $      (3.97)
                                                            ============     ============     ============     ============

Shares used to compute basic and diluted
 net income (loss) per share                                       868.3            828.8            845.8            827.1